KeyBanc Industrial Conference May 2013

Safe Harbor Statement “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Any forward-looking statements contained herein, including those relating to market conditions or the Company’s financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to regional or general economic and currency conditions, various conditions specific to the Company’s business and industry, new housing starts, weather conditions, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs and availability, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company’s accounting policies, and other risks which are detailed in the Company’s Securities and Exchange Commission filings, included in Item 1A of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ending December 29, 2012, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company’s Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and, except as required by law, the Company assumes no obligation to update any forward-looking statements. 2

Topics 3 Financial Summary --- Water & Fueling Systems Overviews --- Growth Initiatives

2009-2012 Sales History 4 2010 $600 $700 $750 $800 $850 $900 $950 2009 $626 M $650 2011 $1000 $891 M 2012 $714 M $821 M

2009-2012 Operating Income(1) History 5 (1) After non-GAAP adjustments 2010 $50 $70 $80 $90 $100 $110 2009 $54.2 M $60 2011 $120 $114.9 M 2012 $72.4 M $95.7 M

Strong Return and Balance Sheet Metrics 6 Return on invested capital(1) = 19.8% (12/31/12) Net Debt to book equity = 12% (12/31/12) (1) Return on invested capital = operating income (after non-GAAP adjustments) ÷ (net debt + equity)

Dividend Growth Increased Dividend Payments for 21 Consecutive Years(1) $0 1993 $0.10 $0.15 $0.20 $0.25 $0.30 $0.05 1994 1995 1996 1997 1998 1999 2000 2002 2009 2003 2004 2005 2006 2007 2008 2010 2001 2011 2012 2013 7 (1) Includes 2013

Total Annualized Shareowner Return 8 1 year TSR = 39% /year 3 year TSR = 29% /year 10 year TSR = 13% /year

Financial Summary 9 First Quarter 2013 3/31/13% +(-) Prior Net Sales $222.5 M + 10% EPS(1) $0.33 + 10% (1) After non-GAAP adjustments (see company’s 10Q for reconciliation to GAAP EPS)

Business Segments 10 % of Franklin Sales (TTM 3/31/13) Water Systems 80% Fueling Systems 20% Fueling Systems TTM 3/31/13% +(-) Prior Sales $185.5 M 12% Operating Income1 $38.2 M 21% Water Systems TTM 3/31/13% +(-) Prior Sales $726.5 M 8% Operating Income1 $127.7 M 14% (1) After non-GAAP adjustments

Water Systems 11 Business Development History 1950s Introduced Franklin submersible motor 1960-2004 Expanded submersible motor and control product line 2004 Introduced Franklin submersible pumps 2004-Present Expanded pumping systems product line

Water Systems 12 End Markets Groundwater Pumping Systems 60% % of Franklin Water Systems Sales Residential Surface Pumps 23% Irrigation & Industrial Groundwater Pumping Systems 26% Residential Groundwater Pumping Systems 34% Irrigation & Industrial Surface Pumps 17%

Water Systems 13 End Markets Groundwater Pumping Systems 60% % of Franklin Water Systems Sales Residential Surface Pumps 23% Irrigation & Industrial Groundwater Pumping Systems 26% Residential Groundwater Pumping Systems 34% Irrigation & Industrial Surface Pumps 17% #2 Global supplier to residential water pumping systems distribution channel #1 Global supplier to agricultural irrigation pumping systems distribution channel

Water Systems 14 End Markets Groundwater Pumping Systems 60% % of Franklin Water Systems Sales Residential Surface Pumps 23% Irrigation & Industrial Groundwater Pumping Systems 26% Residential Groundwater Pumping Systems 34% Irrigation & Industrial Surface Pumps 17% Non-discretionary replacement purchases represent 80% + of sales

Fueling Systems 15 Business Development History 1960s Franklin explosion proof submersible motor 1961-2000 Expanded fuel pumping product line 2001-Present Expanded fueling equipment product offering beyond pumping systems

16 Fuel Management Piping & Containment Vapor Recovery Leak Detection Pumping

Fueling Systems 17 Global Growth Opportunity United States Number of Stations 175,000 Stations with Pressure Pumping Technology(1) 97% Stations with Vapor Recovery Technology(1,2) 95% Stations with Fuel Management Systems 75% (1) Franklin management estimates (2) Includes onboard vapor recovery Rest of World 500,000 23% 17% 35%

Fueling Systems 18 Sales Growth 2012 2004 $71 M $167 M % International 24% 43% International Sales $17 M $176 M $71 M $75 M

19 Developing Regions Growth Opportunity #1

20

Fueling Systems 21 Developing Regions Sales Growth Up 5.8x 2000 2012 3 M 17.4 M China, India & Latin America * Source: Scotiabank Group Global Auto Report New Passenger Vehicle Sales

Developing Regions Sales Growth 2010 $0 $50 $75 $100 $125 $150 $175 $200 $225 2004 2005 2006 2007 2008 2009 $65 M % of Total Franklin Sales 16% 37% $25 2011 $250 $300 $350 $331 M 2012 22 $325 $275

23 Electronic Drives & Controls Growth Opportunity #2

24 2012 groundwater drive sales increase = 20% Only 6% of installations included a drive Doubles our revenue per installation

Cerus Industrial Acquisition 25

Cerus Industrial Acquisition 26

27 New Products Growth Opportunity #3

New Products 28 Artificial Lift Systems for Oil & Gas Applications Gas Line Water Line Typical Oil/Gas Well Depth (2000 to 6000 feet) Typical Water Well Depth (40 to 600 feet)

29 SubDrive Solar

30 TS-550 evo

31 Large Drives & Controls

32 Vertical Boosters

KeyBanc Industrial Conference May 2013